UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2005

DAVITA INC.

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(310) 536-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

This Amendment No. 1 amends the Current Report on Form 8-K of DaVita Inc. filed with the Securities and Exchange Commission (SEC) on October 11, 2005 related to our acquisition of Gambro Healthcare, Inc. This Form 8-K/A amends the October 11, 2005 8-K to include financial statements required by Item 9.01(a) and Item 9.01(b) of Form 8-K to include exhibits under Item 9.01(c) of Form 8-K. The information previously reported in the October 11, 2005 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following information is attached hereto as Exhibit 99.1 and Exhibit 99.2:

Exhibit 99.1
Unaudited Combined Condensed Interim Financial Statements of Gambro Healthcare US
Combined Condensed Statements of Income for the six months ended June 30, 2005 and 2004
Combined Condensed Balance Sheet as of June 30, 2005
Combined Condensed Statements of Investment by Parent as of June 30, 2005 and December 31, 2004
Combined Condensed Statements of Cash Flows for the six months ended June 30, 2005 and 2004
Notes to Combined Condensed Financial Statements

Exhibit 99.2
Audited Combined Financial Statements of Gambro Healthcare US
Report of the Independent Auditors
Combined Balance Sheets as of December 31, 2004 and 2003
Combined Statements of Operations for the years ended December 31, 2004, 2003 and 2002
Combined Statement of Investment by Parent for the years ended December 31, 2004, 2003 and 2002
Combined Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002
Notes to Combined Financial Statements

(b) Pro forma financial information.

The following information is attached hereto as Exhibit 99.3:

Unaudited Pro Forma Condensed Consolidated Financial Statements
Condensed Consolidated Statement of Income for the six months ended June 30, 2005, including notes thereto
Condensed Consolidated Statement of Operations for the year ended December 31, 2004, including notes thereto
Condensed Consolidated Balance Sheet as of June 30, 2005, including notes thereto

(d) Exhibits:

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited Combined Condensed Interim Financial Statements of Gambro Healthcare US.

99.2	Combined Financial Statements of Gambro Healthcare US.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: November 30, 2005	/S/ GARY W. BEIL
Gary W. Beil
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited Combined Condensed Interim Financial Statements of Gambro Healthcare US.

99.2	Combined Financial Statements of Gambro Healthcare US.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.